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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934

                                December 3, 2002
                                 Date of Report
                        (Date of Earliest Event Reported)

                                  T REIT, INC.
             (Exact name of registrant as specified in its charter)


         Virginia                       333-77229               52-2140299
  --------------------------         ---------------        --------------
 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)


                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
                    (Address of principal executive offices)


                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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Item 4.  Changes In Registrant's Certifying Accountant
         ---------------------------------------------

         Effective December 3, 2002, the Board of Directors of T REIT, Inc. (the "Company") dismissed the accounting firm of Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") and approved the engagement of Grant Thornton LLP ("Grant Thornton"), as its independent accountants for the year ending December 31, 2002 effective December 3, 2002. The Audit Committee of the Board of Directors recommended the change of independent accountants to the Board of Directors, also effective December 3, 2002.

         The report of Squar Milner on the Company's December 31, 2001 financial statements contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         Since the date of Squar Milner's engagement, there was no disagreement with Squar Milner on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Squar Milner, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred since the date Squar Milner was engaged through the date of Squar Milner's dismissal.

         The Company has requested that Squar Milner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Squar Milner agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

         Prior to its engagement, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Grant Thornton on the Company's financial statements, or
(iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)
(1)(v) of Regulation S-K).

Item 7.    Financial Statements and Exhibits
           ---------------------------------

16.1 Letter dated December 9, 2002, from the accounting firm of Squar, Milner, Reehl & Williamson, LLP to the Company concerning the disclosure made in this Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                T REIT, INC.



                                By:     /s/ Anthony W. Thompson
                                   -----------------------------------------
                                    Name:  Anthony W. Thompson
                                    Title: President and Chief Executive
                                           Officer

Dated:  December 9, 2002




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